EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to pursuant to Section 906 of the Sarbanes-Oxley Act oF 2002, the undersigned hereby certifies that the Annual Report on Form 10-K for the year ended June 30, 2011 of Advanced Cellular, Inc. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2011


/s/ Nir Eliyahu
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Nir Eliyahu, President and Director
(Principal Executive Officer)